SUMMARY PROSPECTUS	January 22, 2025

Horizon Expedition Plus ETF

Ticker: HBTA

Principal U.S. Exchange: NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. The current Prospectus and Statement of Additional Information (“SAI”), both dated January 15 2025 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at www.horizonmutualfunds.com. You can also get this information at no cost by calling 1-855-754-7932 or by sending an e-mail request to funds@horizoninvestments.com.

Investment Objective: The investment objective of the Horizon Expedition Plus ETF (the “Expedition Plus Fund”) is to seek to provide total return.

Fees and Expenses:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Expedition Plus Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.85%

(1)	“Other Expenses” are estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Expedition Plus Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Expedition Plus Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Expedition Plus Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$87	$271

Portfolio Turnover. The Expedition Plus Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Expedition Plus Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies of the Expedition Plus Fund

The Expedition Plus Fund is an actively managed exchange-traded fund (ETF). The Expedition Plus Fund’s investment adviser, Horizon Investments, LLC (“Horizon” or the “Adviser”), seeks to achieve its investment objective by investing primarily in large-cap U.S. equity securities and selling and purchasing put and call options in an effort to generate income to the Fund. The Fund employs techniques, including strategic portfolio positioning and security selection, to seek to achieve higher overall volatility as compared to the large-cap equity market generally.

Equity Portfolio

Horizon selects and weights securities using a flexible approach that combines active management and quantitative models to allocate the Fund’s portfolio between issuers, sectors and/or factors (e.g., growth, value, momentum, quality, size and volatility) that Horizon believes offer the opportunity for the highest projected return and above average levels of market risk. Horizon assesses projected return and risk by diversifying across stocks that have one or more stock characteristics that Horizon believes are consistent with more aggressive factors. Additionally, Horizon may screen for underperformers by examining underlying characteristics and sentiment that may erode stock momentum. Horizon may add or modify these characteristics as economic conditions change. In constructing the portfolio, Horizon may consider industry and position constraints to ensure sufficient diversification, as determined by Horizon. The Expedition Plus Fund expects equity securities with the foregoing characteristics in aggregate to have an aggressive tilt, and therefore the Expedition Plus Fund may lag the performance of traditional U.S. large-cap equity markets when those markets decline, but is designed to outperform when U.S. large-cap equity markets experience strong gains. The Expedition Plus Fund will primarily invest in common stocks and securities issued by public real estate investment trusts (“REITs”). Depending on market conditions, the Horizon Large Cap Expedition Plus Fund may at times focus its investments in particular sectors or areas of the economy. The Expedition Plus Fund expects to engage in frequent buying and selling of securities to achieve its investment objective.

Options Portfolio

The Expedition Plus Fund also seeks to generate income through the use of an options strategy involving primarily the sale and purchase of put and call options on broad-based securities indices (including, without limitation, the S&P 500) or ETFs that track broad-based securities indices. The Expedition Plus Fund expects to engage in “put spread” transactions, which consist of a sold put option on a portion of the Fund’s portfolio, and purchased put option of the same maturity with a lower strike price. The Fund seeks to generate income from the sold put options while the purchased put options with a lower strike are used to hedge against a decline of the option’s reference asset. The use of this strategy is expected to increase the Expedition Plus Fund’s volatility.

During periods where the U.S. equity market is relatively stable or rising in value such that the option premiums received by the Fund exceed the change in value of the sold put option, the strategy may outperform an otherwise similar strategy that does not sell put options. Alternatively, during periods of falling markets where gains in the sold put options exceed the premiums received, the strategy would be expected to underperform an otherwise similar strategy with no sold put options. In those cases, however, losses will be hedged at values of the reference asset below the strike price of the long put option.

In addition to the sale and purchase of put options discussed above, the Expedition Plus Fund may also buy or write put and call options on individual securities (including ETFs) or securities indices for investment purposes, to hedge other investments, or to generate additional option premiums for the Fund. The Expedition Plus Fund’s options investments may involve “covered” positions where the Fund may write a call option on an underlying position to generate income. The Expedition Plus Fund may involve a “collateralized” strategy more generally, where the Fund may write put options on a security whose value is collateralized by cash (“cash-secured puts”) or otherwise collateralized by the Fund’s securities. The Expedition Plus Fund may also write options on individual securities that it does not hold in its portfolio (i.e., “naked” options), which have the potential for unlimited loss.

In addition to the put spreads discussed above, the Expedition Plus Fund’s option strategies may also involve other options combinations, such as spreads, straddles and collars. In “spread” transactions, the Expedition Plus Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different strike prices, expiration dates, or both. When the Expedition Plus Fund engages in spread transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. In “straddles,” the Expedition Plus Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and the same strike price. A “collar” position combines a put option purchased by the Expedition Plus Fund (the right of the Expedition Plus Fund to sell a specific security within a specified period) with a call option that is written by the Expedition Plus Fund (the right of the counterparty to buy the same security) in a single instrument, and the Expedition Plus Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option; however, downside protection may be limited as compared to just owning a single option. There is no limit on the number or size of the options transactions in which the Expedition Plus Fund may engage.

Principal Risks of the Expedition Plus Fund

Many factors affect the Expedition Plus Fund’s performance. You may lose money by investing in the Expedition Plus Fund and there is no guarantee that the Expedition Plus Fund will achieve its investment objective. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Management Risk. The ability of the Expedition Plus Fund to meet its investment objective is directly related to the allocation of the Expedition Plus Fund’s assets. Horizon may allocate the Expedition Plus Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Expedition Plus Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Expedition Plus Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Expedition Plus Fund’s investments and negatively impact the Expedition Plus Fund’s performance.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses. If the Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium. To the extent a Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

Equity Securities Risk. Equity securities typically have greater price volatility than fixed income securities. The market price of equity securities owned by the Expedition Plus Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

ETF Risks. Because the Fund’s shares are traded on an exchange, they are subject to additional risks:

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. Only an Authorized Participant (an “Authorized Participant” or an “AP”) may engage in creation and redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, Fund shares may trade at a material discount to NAV, the bid-ask spread could widen, and shares could face trading halts and/or delisting.

Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the “bid” price) and the price at which an investor is willing to sell Fund shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”. The bid/ask spread varies over time for Fund shares based on trading volume and market liquidity and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund shares, including bid/ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange and there may be times when the market price of Fund shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Fund shares or during periods of market volatility. If an investor buys Fund shares when the shares’ market price is at a premium, the investor may pay more than the shares’ underlying value. If an investor sells Fund shares when the shares’ market price is at a discount, the investor may receive less than the shares’ underlying value. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Fund shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market will develop or be maintained for Fund shares or that Fund shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Fund shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund shares and could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. These conditions could cause the Fund’s shares to trade at a material discount to NAV and the bid-ask spread to widen.

Portfolio Turnover Risk. The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

Trading Issues. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Quantitative Model Risk. The Expedition Plus Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Expedition Plus Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Expedition Plus Fund’s portfolio. Any of these factors could cause the Expedition Plus Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Large Capitalization Company Risk. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Real Estate Risk. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. REIT performance depends on the types and locations of the rental properties the REIT owns, how well the REIT manages those properties, competition faced by the REIT’s properties, market conditions and other factors.

Domestic Strategy Risk. Because the Fund will invest primarily in securities of U.S. issuers, the Fund is subject to the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure, and the Fund will be restricted in its ability to allocate its investments to the securities of non-U.S. issuers.

Focus Risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Expedition Plus Fund’s service providers or counterparties, issuers of securities held by the Expedition Plus Fund, or other market participants may adversely affect the Expedition Plus Fund and its shareholders, including by causing losses for the Expedition Plus Fund or impairing its operations.

New Fund Risk. The Fund is recently organized and has no operating history as of the date of this Prospectus. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Performance

The Fund is new and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Management

Investment Adviser. Horizon Investments, LLC.

Sub-Adviser: Exchange Traded Concepts, LLC.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Research and Quantitative Strategies of Horizon, and Clark Allen, Head of ETFs of Horizon, share responsibility for the day-to-day management of the Expedition Plus Fund as Co-Portfolio Managers and have each been a Co-Portfolio Manager of the Expedition Plus Fund since inception.

Purchase and Sale of Fund Shares. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price and, because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems shares on a continuous basis, at NAV, only in blocks of shares called Creation Units, principally in-kind, and only Authorized Participants (typically, broker-dealers) may purchase or redeem Creation Units. When buying or selling the Fund’s shares on the Exchange, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.horizonmutualfunds.com.

Tax Information. The Expedition Plus Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Expedition Plus Fund through a broker-dealer or other financial intermediary (such as a bank), the Expedition Plus Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Expedition Plus Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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